Supplement, dated July 8, 1998, to the prospectus, dated May 1, 1998 of
                     Seligman Portfolios, Inc. (the "Fund")


      Effective   immediately,   the  following   supersedes  and  replaces  the
information contained in the first paragraph set forth in the Fund's prospectus under "Management Services--Portfolio Management."

        Gary S. Zeltzer, who joined the Manager as Senior Vice President, Manager Taxable Fixed Income in March 1998, is Portfolio Manager of the
Seligman   Cash   Management   Portfolio  and  Seligman  Bond Portfolio.  Mr.
Zeltzer is also Portfolio  Manager of Seligman Cash  Management Fund,  Inc.
and the Seligman U.S. Government Securities Series of Seligman High Income Fund Series. Prior to joining the Manager, Mr. Zeltzer was a Group Vice President and Portfolio Management at Schroder Capital Management from July 1979 to March 1998.




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